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Redacted portions have been marked with asterisks (****). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.


                                                          CONFIDENTIAL TREATMENT
                                                                    EXHIBIT 10.6


                        MEMORANDUM OF UNDERSTANDING (MOU)
                      REGARDING THE LEASE OF FIBER STRANDS
   BY WILLIAMS COMMUNICATIONS, INC. TO METROMEDIA FIBER NETWORK SERVICES, INC.

         Williams Communications, Inc., a Delaware corporation ("Williams") and Metromedia Fiber Network Services, Inc., a Delaware corporation, or a subsidiary of MFN yet to be formed (collectively "MFN"), intend to enter into one or more definitive written legal agreement(s) ("Definitive Agreement") embodying the terms set forth below. MFN and Williams are hereinafter collectively referred to as the "Parties." The Parties understand that this MOU creates certain binding legal obligations on Metromedia Fiber Network Services, Inc. and Williams.

         The references made to Exhibits in this MOU are alphabetic references to drafts of Exhibits dated May 20, 1999 at 10:00 p.m. Central Time to be attached to the Definitive Agreement which will reference such Exhibits similarly to those made in that certain Draft Fiber Lease Agreement dated May 21, 1999, (the "Draft Agreement") and are not necessarily in alphabetical order.

                                   BACKGROUND

         Williams is establishing a national fiber optic communication system consisting of the backbone and city spurs along the routes set forth on Exhibit A (the "Williams Branch A System").

         Williams desires to lease to MFN certain optical fibers in the Williams Branch A System, and MFN desires to lease such fibers from Williams.

         In addition, the Parties desire that Williams provide maintenance and collocation services with respect to the fibers leased to MFN on the Williams Branch A System.

         Further, Williams desires to lease to MFN and MFN desires to accept a lease from Williams of interconnections between the Williams Branch A System and certain other locations ("Branch B Connections").


                                 PROPOSED TERMS



         1. Williams Fiber Lease. Williams shall lease to MFN 86,612 miles of fiber on the Williams Branch A System along each of the segments of the Williams Branch A System identified



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in Exhibit D, together with any Branch B Connections that MFN desires (the
"Williams Fiber Lease"), under substantially the same terms and conditions set forth in the Draft Agreement to the extent such terms and conditions are applicable and are not inconsistent with the provisions relating to the Williams Fiber Lease contained in this MOU, including the background provisions recited hereinabove. The Parties shall execute a Definitive Agreement substantially consistent with and in the form of the Draft Agreement.


         2. Collocation. Williams will provide rack space and certain other associated collocation services as specified in the Draft Agreement to MFN at all optical amplifier, regenerator, and junction sites and at certain points of presence along the Williams System identified in Exhibit J. The charge for such services will be **** per rack space per month, provided that the Definitive Agreement will provide for credits to MFN that MFN may apply against the monthly charges for such collocation services (the "Collocation Credits"). Each Collocation Credit may be used to pay for one rack space and associated collocation services for one month. Prior to execution of the Definitive Agreement, MFN shall determine the number of racks it will need at each site identified in Exhibit J. Williams shall provide MFN a number of Collocation Credits sufficient to provide credits for all such racks from the Scheduled Acceptance Date for each segment set forth in Exhibit D through **** MFN shall be required to pay for such number of racks at each site identified in Exhibit J (by means of Collocation Credits or otherwise) at each site set forth in Exhibit D for the minimum term set forth in the Definitive Agreement.


         3. Definitive Agreement. This MOU is intended to set forth the material provisions that have been agreed to by the Parties that are to be incorporated into the Definitive Agreement. The Definitive Agreement, when executed, shall supersede any terms and conditions expressed in this MOU or any other communication between the Parties. The Definitive Agreement shall consist of at least the lease between the Parties described in Section 1. hereinabove.

         4. Costs/Damages. The Parties shall each pay their respective costs incurred to complete this transaction. Neither Party shall be liable to the other party for any incidental, consequential, reliance or other special damages if no Definitive Agreement is executed between the Parties.

         5. Confidentiality. Except as required by law, (a) the terms of this MOU and the fact of these negotiations shall be kept confidential between the Parties; (b) neither Party shall disclose the terms of this MOU or the fact of these negotiations to any third party; (c) no press release or other public communication relating to this proposed transaction shall be made unless approved by both Parties.

         6. Execution of Definitive Agreement. The Parties shall undertake to enter into a Definitive Agreement within twenty (20) days of the effective date of this MOU.


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.



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         7. Notices. Pending execution of the Definitive Agreement, all notices and communications concerning this MOU shall be in writing and addressed to the other Party as set forth below each Party's signature line or at such other address as may be designated in writing to the other Party. Unless otherwise provided herein, notices shall be hand delivered, sent by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, upon confirmation of sending when sent by facsimile, or on the day after being sent when sent by overnight delivery service.

         8. Choice of Law. This MOU and the Definitive Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without reference to its choice of law principles.

         9. Facsimile Signature. This MOU shall be effective upon signature by both Parties. This MOU may be executed in two or more counterparts, all of which taken together shall constitute one and the same instrument, and either of the Parties hereto may execute this MOU by signing any such counterparts. This MOU may be duly executed and delivered by a Party by execution and facsimile delivery of the signature page of a counterpart to the other Party, provided that, if delivery is made by facsimile, the executing party shall promptly deliver a complete counterpart that it has executed to the other Party.



METROMEDIA FIBER
NETWORK SERVICES, INC.                      WILLIAMS COMMUNICATIONS, INC.

By:                                         By:
   -------------------------------             --------------------------------
Title:                                      Title:
      ----------------------------                -----------------------------
Date:                                       Date:
     -----------------------------               ------------------------------


Notice Address:                             Notice Address:

Attn: Howard Finkelstein                    Attn:  Todd Steele
President                                   Director, Business Development and
Metromedia Fiber Network Services, Inc.       Planning
One North Lexington Ave.                    Williams Communications, Inc
White Plains, NY  10601                     One Williams Center, MD-RC-3
914-421-6777 (fax)                          Tulsa, Oklahoma 74172
                                            918-573-0411


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